UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2) )
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

MARCHEX, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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Notes:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

413 Pine Street, Suite 500

Seattle, Washington 98101

Dear holders of Class A common stock and Class B common stock of Marchex, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Marchex, Inc. (“Marchex” or the “Company”) to be held at the Grand Hyatt, 721 Pine Street, Seattle, Washington 98101 on Thursday, May 19, 2005, at 10:00 a.m. pacific time. The annual meeting is being held for the following purposes:

(1)	To elect five individuals to serve on the Company’s board of directors for the ensuing year and until their successors are elected;

(2)	To ratify the appointment of the independent registered public accounting firm KPMG LLP as the Company’s independent accountants for the current fiscal year; and

(3)	To transact any other business that may properly come before the annual meeting and any adjournment or postponement thereof.

These items are fully discussed in the following pages, which are made part of this notice. Only holders of record of the Company’s Class A common stock and Class B common stock on the books of the Company at the close of business on April 7, 2005, are entitled to vote at the annual meeting. A list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting at the offices of Marchex, 413 Pine Street, Suite 500, Seattle, Washington, during ordinary business hours for the 10 days prior to the annual meeting.

Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope, so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. If you hold shares in “street name”, you may be able to vote over the internet or by telephone by following the instructions on your proxy card. Mailing your proxy(ies) or voting over the internet or by telephone does not affect your right to vote in person if you attend the annual meeting. If you attend the meeting and vote in person, the proxy will not be used.

By order of the board of directors,

Russell C. Horowitz

Chairman and Chief Executive Officer

April 18, 2005

Your vote is very important. Even if you plan to attend the meeting,

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

413 Pine Street, Suite 500

Seattle, Washington 98101

INFORMATION ABOUT SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the board of directors of Marchex for use in voting at the annual meeting of stockholders to be held at 10:00 a.m., local time, on Thursday, May 19, 2005, at the Grand Hyatt located at 721 Pine Street, Seattle Washington 98101, and any postponement or adjournment of that meeting. The Company’s telephone number is (206) 331-3300. The purpose of the annual meeting is to consider and vote upon the proposals outlined in this proxy statement and the attached notice.

Marchex’s Class B common stock and convertible exchangeable preferred stock are traded on the Nasdaq National Market.

These proxy solicitation materials were mailed on or about April 18, 2005, together with the Company’s annual report, to all holders of Class A common stock and Class B common stock entitled to vote at the meeting. The holders of the Company’s preferred stock are not entitled to vote at the meeting.

Record Date and Outstanding Shares

Only holders of record of shares of Class A common stock and Class B common stock on the books of the Company at the close of business on the record date, April 7, 2005, will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 11,987,500 shares of Class A common stock outstanding and held of record by 5 stockholders and 23,161,811 shares of Class B common stock outstanding and held of record by approximately 128 stockholders.

Proxies

The board of directors has selected Michael A. Arends, CFO, and Ethan Caldwell, Secretary and General Counsel, as proxies for the annual meeting. By submitting your proxy, you will authorize Mr. Arends and Mr. Caldwell to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

Voting and Solicitation

Each such stockholder entitled to vote at the meeting may vote in person at the annual meeting or by proxy. If you are the record holder of your shares and attend the meeting in person, you may deliver your completed proxy card to us at the meeting. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or on the internet.

When proxies are properly dated, executed and returned, the shares they represent will be voted at the annual meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein and FOR ratification of the appointment of accountants. In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. On all matters to be voted on, each share has one vote.

The Company is paying all costs of the solicitation of proxies, including the expenses of printing and mailing to its stockholders the proxy, this proxy statement and the accompanying notice of annual meeting of stockholders. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission (“SEC”), in sending proxies and proxy materials to the beneficial owners of the voting stock. Proxies may be solicited by the Company’s officers, directors and regular employees, without compensation, personally or by telephone or facsimile.

Required Vote

Directors must be elected by a plurality of the votes cast. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or fewer than all of the identified nominees) will not prevent the election of any of the nominees for director. The ratification of the independent accountants for the Company for the current year will require the affirmative vote of a majority of the shares of the Company’s Class A common stock and Class B common stock present or represented and entitled to vote at the annual meeting.

Revocability of Proxies

A proxy given pursuant to this solicitation may be revoked at any time before its use by delivering a written revocation to the Secretary of the Company, delivering a duly executed proxy bearing a later date or attending and voting in person at the annual meeting.

Quorum; Abstentions; Broker Non-Votes

A quorum is required for the transaction of business during the annual meeting. A quorum is present when a majority of stockholder votes are present in person or by proxy. Shares that are voted “FOR”, “AGAINST” or “WITHHELD” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes cast by the Class A common stock or Class B common stock present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.

The Company will count abstentions for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). As a result, abstentions will have the same effect as a vote against the proposal.

Broker non-votes (i.e., shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the particular proposal. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

To the Company’s knowledge, the following table sets forth information regarding the beneficial ownership of our common stock as of April 7, 2005:

•	each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the outstanding shares of our common stock;

•	each of our directors and nominees for director who owns our common stock;

•	each of our executive officers listed in the “Summary Compensation Table” who owns our common stock; and

•	all of our directors, nominees for director and executive officers as a group.

Percentage of beneficial ownership is based on 35,149,311 shares of common stock outstanding as of April 7, 2005. This percentage excludes the shares of Class B common stock issuable upon conversion of the preferred stock. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 7, 2005, are deemed outstanding. These shares are not, however, deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise noted below, the address for each beneficial owner listed below is c/o Marchex, Inc., 413 Pine Street, Suite 500, Seattle, Washington 98101.

Name and, as appropriate, address of Beneficial Owner	Number of Shares Owned	Percentage of Beneficially Owned
FMR Corp.(1) 82 Devonshire Street Boston, MA 02109	2,173,600	6.2%
Russell C. Horowitz(2)	9,525,040	27.1%
Michael A. Arends(3)	262,944	*
John Keister(4)	2,695,160	7.7%
Rainwater River Authority, LLC(5)	804,500	2.3%
Twin Oaks Plateau, LLC(6)	500,000	1.4%
Dennis Cline(7)	120,000	*
Jonathan Fram(8)	35,000	*
Rick Thompson(9)	1,243,333	3.5%
All directors and executive officers as a group (9 persons)(10)	15,495,853	43.7%

Except as indicated in the footnotes below and except as subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

*	Less than one percent of the outstanding shares of common stock.
(1)	Based on a Schedule 13G filed with the SEC on March 10, 2005 filed by FMR Corp. on its own behalf and on behalf of Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company, each with an address of 82 Devonshire Street, Boston, MA 02109. Pursuant to such Schedule 13G, the filing parties have sole voting power as to 247,200 shares of our Class B common stock and sole dispositive power as to 2,173,600 shares of our Class B common stock.
(2)	Includes: (1) 8,026,707 shares of our Class A common stock held by MARRCH Investments, LLC; (2) 1,400,000 shares of our Class B common stock held by MARRCH Investments, LLC; and (3) 83,333 shares of our Class B common stock held by Pemrose, LLC. Mr. Horowitz is the managing member of these entities and, as such, may be deemed to exercise voting and investment power over the shares held by all of these entities. It also includes 5,000 shares of our Class B common stock held in an Individual Retirement Account for the benefit of Mr. Horowitz and 10,000 shares of our Class B common stock.

(3)	Includes: (1) 219,444 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of April 7, 2005; (2) 11,500 shares of our Class B common stock; (3) 10,500 shares of our Class B common stock held by the Nicole Marie Arends 2003 Trust for the benefit of Nicole Marie Arends, the daughter of Mr. Arends, for which shares Mr. Arends disclaims beneficial ownership; (4) 15,000 shares of Class B common stock held in an Individual Retirement Account for the benefit of Mr. Arends; and (5) 6,500 shares of Class B common stock held in an Individual Retirement Account for the benefit of Diana Arends, Mr. Arends’s wife.
(4)	Includes: (1) 2,000,167 shares of our Class A common stock; (2) 6,160 shares of our Class B common stock held in an Individual Retirement Account for the benefit of Mr. Keister; (3) 58,657 shares of our Class B common stock held in a Grantor Retained Annuity Trust, of which Mr. Keister is the grantor; and (5) 630,176 shares of our Class B common stock.
(5)	Hippo Beach Trust is the sole member of Rainwater River Authority, LLC. The beneficial owner of the shares held by such trust is Mr. David M. Horowitz. The address for Rainwater River Authority, LLC is: 10900 NE 8th Street, Suite 900, Bellevue, Washington 98004.
(6)	Triangled Eights Trust is the sole member of Twin Oaks Plateau, LLC. The beneficial owner of the shares held by such trust is Mr. David M. Horowitz. The address for Twin Oaks Plateau, LLC is: 10900 NE 8th Street, Suite 900, Bellevue, Washington 98004.
(7)	Consists of 100,000 shares held by DMC Investments, LLC, a limited liability company of which Mr. Cline is the managing member and 20,000 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of April 7, 2005.
(8)	Includes (1) 15,000 shares held by the Jonathan and Leslie Fram Trust for the benefit of Mr. Fram and Leslie Fram, Stanford Fram, Timothy Fram and Sarah Fram, Mr. Fram’s wife and children; (2) 10,000 shares of our Class B common stock; and (3) 10,000 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of April 7, 2005.
(9)	Includes: (1) 1,158,333 shares of our Class B common stock; (2) 40,000 shares of our Class B common stock held by the Daniel Thompson Trust for the benefit of Daniel Thompson, Mr. Thompson’s son; (3) 25,000 shares of our Class B common stock held by the Ellen Thompson Trust for the benefit of Ellen Thompson, Mr. Thompson’s daughter; and (4) 20,000 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of April 7, 2005. Mr. Thompson disclaims beneficial ownership for the shares in this section (2) and (3).
(10)	Includes an aggregate of: (1) 11,537,500 shares of our Class A common stock; (2) 3,635,159 shares of our Class B common stock (including 75,500 shares for which beneficial ownership has been disclaimed); and (3) 323,194 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of April 7, 2005.

PROPOSAL ONE—ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The board of directors currently consists of five (5) individuals, all of whom have been nominated for election at the annual meeting. Directors are to be elected to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. The names and ages of the five (5) nominees are set forth below:

Name	Age	Position(s)	Director Since
Russell C. Horowitz	38	Chairman of the Board of Directors, Chief Executive Officer and Treasurer	January 2003
John Keister	38	President, Chief Operating Officer and Director	January 2003
Dennis Cline(1)(2)(3)	44	Director	May 2003
Jonathan Fram(1)(2)(3)	48	Director	May 2003
Rick Thompson(1)(2)(3)	45	Director	May 2003

(1)	Member of the Audit Committee.
(2)	Member of the Nominating and Governance Committee.
(3)	Member of the Compensation Committee.

Russell C. Horowitz. Mr. Horowitz is a founding executive officer and has served as the Chairman of our board of directors, Chief Executive Officer and Treasurer since our inception in January 2003. From January 2001 to December 2002, Mr. Horowitz and our other founding executive officers jointly reviewed new business opportunities in the retail, media, finance and technology industries. Mr. Horowitz was previously a founder of Go2Net, a provider of online services to merchants and consumers, including online payment authorization technology, Web search and directory services and merchant Web hosting, and served as its Chairman and Chief Executive Officer from its inception in February 1996 until its merger into InfoSpace, a provider of online services focused on Web search, online payment solutions for merchants, mobile infrastructure applications and content for wireless carriers, in October 2000, at which time Mr. Horowitz served as the Vice Chairman and President of the combined company through the merger integration process until January 2001. Additionally, Mr. Horowitz served as the Chief Financial Officer of Go2Net from its inception until May 2000. Prior to Go2Net, Mr. Horowitz served as the Chief Executive Officer and a director of Xanthus Management, LLC, the general partner of Xanthus Capital, a merchant bank focused on investments in early-stage companies, and was a founder and Chief Financial Officer of Active Apparel Group, now Everlast Worldwide. Mr. Horowitz received a B.A. in Economics from Columbia College of Columbia University.

John Keister. Mr. Keister is a founding executive officer and has served as our Chief Operating Officer and as a member of our board of directors since our inception in January 2003, and as our President since December 2003. From February 2001 to December 2002, Mr. Keister reviewed, together with our other founding executive officers, new business opportunities in the retail, media, finance and technology industries. Mr. Keister was previously a founder of Go2Net and served as its President from 1999 until its merger into InfoSpace in October 2000, at which time he served as Executive Vice President of the Consumer Division of the combined company through the merger integration process until January 2001. He also served as a member of the board of directors of Go2Net and as its Chief Operating Officer from 1996 to 1999. Mr. Keister received B.A. degrees in Philosophy and in Diplomacy & World Affairs from Occidental College.

Dennis Cline. Mr. Cline has served as a member of our board of directors since May 2003. Mr. Cline is currently the managing partner of DMC Investments, a firm he founded in 2000, which provides capital and consulting services to technology companies. From 1998 to 2000, Mr. Cline was the Chief Executive Officer of DirectWeb, a provider of a bundled solution of computer hardware and Internet access for consumers. Prior to DirectWeb Mr. Cline was a senior executive at Network Associates, a provider of computer security solutions. Mr. Cline received his J.D. from Rutgers School of Law and his B.A. from Rutgers University.

Jonathan Fram. Mr. Fram has served as a member of our board of directors since May 2003. Mr. Fram currently serves as a consultant to companies that provide media and voice services over the Internet. From May 2002 through December 2003, Mr. Fram was the CEO for Envivio, a privately-held company, where he remains a member of the board of directors, a provider of MPEG-4 broadcast and streaming solutions. From October 2001 to May 2002, Mr. Fram was the Acting CEO of Envivio while he was a consultant to France Telecom, Envivio’s majority shareholder at that time. From August 2000 to July 2001, Mr. Fram was the President and CEO of eVoice, an online voicemail and unified messaging provider, until its sale to America Online in July 2001. Prior to eVoice from July 1999 to August 2000, Mr. Fram was the President of Net2Phone, a provider of voice services over IP networks, until AT&T acquired a controlling interest in the company. Prior to Net2Phone, from 1991 to 1999, Mr. Fram was a General Manager at Bloomberg, responsible for the Television, Internet and Radio divisions. Mr. Fram received a B.S. degree in Electrical Engineering and Computer Science from Princeton University.

Rick Thompson. Mr. Thompson has served as a member of our board of directors since May 2003. Mr. Thompson has been the Vice President for the Extended Windows Platform Group at Microsoft since December 2002. From February 2001 to November 2002, Mr. Thompson was a business consultant to retail automotive, packaged goods and health and fitness companies, with a particular focus on providing product and market analysis services and management consulting. Mr. Thompson was the CFO and EVP for Product Development for Go2Net from May 2000 until its merger into InfoSpace in October 2000, at which time he served as Executive Vice President of Product Development of the combined company through the merger integration process until January 2001. Prior to Go2Net, from October 1987 to June 1999, Mr. Thompson was the Vice President of Hardware for Microsoft and from July 1999 to May 2000, Mr. Thompson was the Vice President of Xbox for Microsoft. Mr. Thompson received B.A. degrees in Economics and in French from Bates College.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

Board Committees

In December of 2003 the board of directors established the audit committee, in February of 2004 the board of directors established the nominating and governance committee and in March of 2004 the board of directors established the compensation committee. Prior to that time, the functions of these three committees were performed by the entire board of directors. In 2004, the board of directors held five regular meetings and took action by written consent on four occasions. Each of the directors attended 75% or more of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which he or she served (during the periods he or she served). The Company has a policy of encouraging board members’ attendance at annual stockholder meetings.

Audit Committee

The audit committee of the board of directors is comprised of Messrs. Cline, Fram and Thompson, each of whom is an independent director. The audit committee acts pursuant to a formal charter adopted by the board, which is attached as Appendix A hereto. The audit committee reviews, with the Company’s independent accountants, the scope and timing of the independent accountants’ services, the independent accountants’ report on the Company’s consolidated financial statements following completion of the Company’s audits, and the Company’s internal accounting and financial control policies and procedures. In addition, the audit committee makes annual recommendations to the board of directors for the appointment of independent accountants for the ensuing year. The board has determined that each of the members of the audit committee qualifies as an “audit committee financial expert” as that term is defined in accordance with the Securities and Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002 and that each also satisfies related Nasdaq finance or accounting experience requirements. Mr. Thompson currently serves as the chairman of the audit committee. In 2004, the audit committee held five regular meetings.

Compensation Committee

The compensation committee of the Company’s board of directors is comprised of Messrs. Cline, Fram and Thompson, each of whom is an independent director. The compensation committee acts pursuant to a formal charter adopted by the board, which is available on the Company’s Web site at www.marchex.com. The compensation committee reviews and evaluates the compensation and benefits of all of the Company’s officers, including the compensation of the Company’s CEO, reviews general policy matters relating to compensation and employee benefits, and makes recommendations concerning these matters to the board of directors. The compensation committee also administers our stock incentive plan and our employee stock purchase plan. Mr. Cline currently serves as the chairman of the compensation committee. Since the date of formation in March of 2004, the compensation committee held one regular meeting and took action by written consent on three occasions in 2004.

Nominating and Governance Committee

The nominating and governance committee of the Company’s board of directors is comprised of Messrs. Cline, Fram and Thompson, each of whom is an independent director. The nominating and governance committee acts pursuant to a formal charter adopted by the board, which is available on the Company’s Web site at www.marchex.com. The nominating and governance committee identifies individuals qualified to become board members, recommends to the board those persons to be nominated by the board of directors as directors at the annual meeting of stockholders, develops and recommends to the board a set of corporate governance principles applicable to the Company and oversees the evaluation of the board and management. Mr. Fram currently serves as the chairman of the nominating and governance committee. Since the date of formation in February of 2004, the nominating and governance committee held two regular meetings in 2004.

Nomination of Directors

The nominating and governance committee may use third party executive search firms to help identify prospective director nominees. In evaluating the suitability of each candidate, the nominating and governance committee will consider issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. While there are no specific minimum qualifications for director nominees, the ideal candidate should exhibit (i) independence, (ii) integrity, (iii) qualifications that will increase overall board effectiveness and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or expertise for audit committee members. The nominating and governance committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Marchex stockholders may recommend individuals to the nominating and governance committee for consideration as potential director candidates by submitting their names and appropriate supporting background and biographical information to: Marchex Nominating and Governance Committee, 413 Pine Street, Suite 500, Seattle, WA 98101, Attention: General Counsel. The recommendation must include any relevant information, including the candidate’s name, home and business contact information, detailed biographical data and qualifications, and information regarding any relationships between the candidate and the Company within the last three years.

Code of Conduct and Code of Ethics

The Company has adopted a code of conduct applicable to each of the Company’s officers, directors and employees, and a code of ethics applicable to the Company’s Chief Executive Officer and the Company’s senior financial officers, as contemplated by Section 406 of the Sarbanes-Oxley Act of 2002 and both codes are available on the Company’s Web site at www.marchex.com. The Company will disclose any amendments to, or waivers from, any provisions of either the Company’s code of conduct or code of ethics on a Form 8-K filed with the Securities and Exchange Commission and on the Company’s Web site by posting such information within five days after such amendment or waiver.

Corporate Governance Guidelines

The board of directors has adopted corporate governance guidelines to ensure effective corporate governance which are available on the Company’s Web site at www.marchex.com. These guidelines provide that the Company’s independent directors shall meet regularly (not less than two times per year) in executive session at which only the Company’s independent directors shall be present. In 2004, the independent directors met in executive session four times.

Compensation of Directors

The Company’s directors currently do not receive cash compensation for their services as members of the board of directors. Directors are, however, reimbursed for the reasonable out-of-pocket expenses they incur in attending meetings of the board of directors or board of director committees. In May of 2003, the Company granted each of Messrs. Cline, Fram and Thompson a non-qualified stock option pursuant to the Company’s 2003 amended and restated stock incentive plan to purchase 40,000 shares of the Company’s Class B common stock, at an exercise price of $3.00 per share and with vesting in equal annual increments on the first, second, third and fourth anniversaries of their respective dates of board service.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of the compensation committee and any member of any other company’s board of directors or compensation committee. Members of the compensation committee will not receive additional compensation other than the compensation noted above that they received pursuant to becoming members of the board of directors. See “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions” for a summary of the holdings, rights and transactions of these members with respect to shares of the Company’s Class B common stock.

Communications to the Board

The board of directors provides a process for Marchex stockholders to send communications to the board of directors. Any stockholder who desires to contact the board of directors may do so by writing to: Marchex, Inc. 413 Pine Street, Suite 500, Seattle, WA 98101, Attention: Ethan Caldwell, Secretary. Communications received by mail will be screened by the Secretary for appropriateness before either forwarding to or notifying the members of the board of directors of receipt of a communication.

Board Independence

The board of directors has a majority of “independent” directors (Dennis Cline, Jonathan Fram and Rick Thompson), as defined in SEC regulations and the NASD listing standards.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(Item 2 on Proxy Card)

The board of directors has reappointed the firm of KPMG LLP, an independent registered public accounting firm, as independent accountants of Marchex for the current fiscal year. Stockholder ratification of the selection of KPMG LLP as Marchex’s independent accountants is not required by Marchex’s bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of KPMG LLP as independent accountants, the board of directors will consider whether to retain that firm for the year ending December 31, 2005 and will consider the appointment of other certified public accountants. KPMG LLP audited the financial statements of Marchex and its subsidiaries for the fiscal year ended December 31, 2004. Representatives of KPMG LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP

The board of directors has reappointed KPMG LLP (“KPMG”) to examine the financial statements of Marchex for fiscal year 2005. In addition to audit services, KPMG also provided certain non-audit services to Marchex in 2004.

Audit Fees

During fiscal years 2004 and 2003, we retained KPMG to provide services in the following categories and amounts:

Fee Category	2004		2003
Audit Fees		$842,907		$200,000
Audit Related Fees		$102,920		$89,514
Tax Fees		$42,000		$4,390
All Other Fees	$	None	$	None

Total All Fees		$987,827		$293,904

“Audit-related fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees for due diligence for acquisitions, accounting consultation matters, audits of acquired companies and related correspondence with regulatory agencies.

”Tax fees” consist of fees for professional services for tax return preparation and consultation on matters related to acquisitions and tax credits.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG and has concluded that it is.

The audit committee approved 100% of the 2004 and 100% of the 2003 KPMG fees above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Accountants

The policy of the audit committee is to pre-approve all audit and permissible non-audit services to be performed by the independent accountants during the fiscal year. The audit committee pre-approves services by authorizing specific projects within the categories outlined above, subject to the budget for each category. The audit committee’s charter delegates to its chairman the authority to address any requests for pre-approval of services between audit committee meetings, and the chairman must report any pre-approval decisions to the audit committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The audit committee is comprised of directors Cline, Fram and Thompson. The role of the audit committee is to assist the board of directors in its oversight of the Marchex’s financial reporting process. The audit committee performs the duties set forth in its current charter which is included as Appendix A to this proxy statement.

As noted in the audit committee’s charter, Marchex’s management is responsible for preparing the company’s financial statements. The company’s independent accountants are responsible for auditing the financial statements. The activities of the audit committee are in no way designed to supercede or alter those traditional responsibilities. The audit committee’s role does not provide any special assurances with regard to Marchex’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent accountants.

Each member of the audit committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of the Nasdaq listing standards. In addition, the board of directors has determined that each of the members of the audit committee qualifies as an audit committee financial expert,” as defined by SEC rules.

The audit committee has reviewed and discussed with Marchex’s independent accountants, KPMG LLP (“KPMG”) matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. We have received from KPMG a formal written statement consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). We have discussed with KPMG matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the accountants’ independence.

The audit committee has reviewed and discussed with management and KPMG the audited financial statements for the fiscal year ended December 31, 2004. The audit committee met with KPMG, with and without management present, to discuss results of its examinations, its evaluation of Marchex’s internal controls, and the overall quality of Marchex’s financial reporting.

Based on the reports, discussions and reviews referred to above, in reliance on management and the independent accountant and subject to the limitations on our role and responsibilities in the charter, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the SEC.

The preceding Audit Committee Report is not considered proxy solicitation materials, is not deemed filed with the Securities and Exchange Commission, and is not deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Following a review of the independent accountant’s performance and qualifications, including consideration of management’s recommendation, the audit committee approved the reappointment of KPMG LLP as Marchex’s independent accountants for the fiscal year ended December 31, 2005.

Respectfully submitted,

AUDIT COMMITTEE

Dennis Cline

Jonathan Fram

Rick Thompson, Chair

ADDITIONAL INFORMATION RELATING TO OUR DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

Our executive officers, and their respective ages as of April 18, 2005, are as follows:

Name	Age	Position
Russell C. Horowitz	38	Chief Executive Officer and Treasurer
Michael A. Arends	34	Chief Financial Officer
Ethan A. Caldwell	36	Chief Administrative Officer, General Counsel and Secretary
Peter Christothoulou	33	Chief Strategy Officer
John Keister	38	President and Chief Operating Officer
Walter Korman	31	Senior Vice President of Engineering

Biographical information for our executive officers who also serve as directors is set forth above (See “Proposal One—Election of Directors”). Biographical information for all other executive officers is set forth below.

Michael A. Arends. Mr. Arends has served as our Chief Financial Officer since May 2003. Prior to joining Marchex, Mr. Arends held various positions at KPMG since 1995, most recently as a Partner in KPMG’s Pacific Northwest Information, Communications and Entertainment assurance practice. Mr. Arends is a Certified Public Accountant and a Chartered Accountant and received a Bachelor of Commerce from the University of Alberta.

Ethan A. Caldwell. Mr. Caldwell is a founding executive officer and has served as our Chief Administrative Officer, General Counsel and Secretary since our inception in January 2003. From January 2001 to December 2002, Mr. Caldwell reviewed, together with our other founding executive officers, new business opportunities in the retail, media, finance and technology industries. Mr. Caldwell was previously Senior Vice President, General Counsel and Corporate Secretary of Go2Net, from November 1996, until its merger with InfoSpace in October 2000. Mr. Caldwell assisted in the integration of Go2Net with InfoSpace through December 2000. Mr. Caldwell received his J.D. from the University of Maryland and his B.A. in Political Science from Occidental College.

Peter Christothoulou. Mr. Christothoulou is a founding executive officer and has served as our Chief Strategy Officer since our inception in January 2003. From January 2001 to December 2002, Mr. Christothoulou reviewed, together with our other founding executive officers, new business opportunities in the retail, media, finance and technology industries. Mr. Christothoulou was previously the Senior Vice President of Strategic Initiatives for Go2Net, focused on strategic acquisitions and investments, from January 2000 until its merger with InfoSpace in October 2000, at which time he served as the Senior Vice President of Corporate Strategy and Development of the combined company through the merger integration process until January 2001. Prior to Go2Net, Mr. Christothoulou was a Vice President in the Investment Banking Group of U.S. Bancorp Piper Jaffray, focused primarily on merger and acquisition advisory services for technology companies, and was with the investment banking firm from 1996 until January 2000. Mr. Christothoulou received a B.A. in Economics from the University of Washington.

Walter Korman. Mr. Korman has been an executive in our technology organization since March 2003, and currently serves as Senior Vice President of Engineering. Mr. Korman was previously Director of Technology Mergers and Acquisitions at Go2Net from 1999 until its merger with InfoSpace in October 2000, after which he served as the combined company’s Senior Director of Operations Integration until June 2001. From 2001 to February 2003, he was a Software Engineer with Three Rings Design, an Internet games development company. Mr. Korman received a B.A. and M.S. in Computer Science from the University of California, San Diego.

Executive Compensation

The following table sets forth the compensation earned by our Chief Executive Officer and our Chief Financial Officer for services rendered in all capacities during the period from our inception, January 17, 2003, to

December 31, 2004. No other executive officer’s total annual salary and bonus for 2003 and 2004 exceeded $100,000. The persons listed below are referred to throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

			Annual Compensation					Long-term Compensation
Name	Principal Position	Year	Salary		Bonus		All Other Compensation	Securities Underlying Options
Russell C. Horowitz(1)	Chief Executive Officer	2004 2003	$ $	50,000 39,712	$ $	0 0	* *	0 0

Michael A. Arends(2)	Chief Financial Officer	2004 2003	$ $	140,250 104,000	$ $	0 0	* *	0 450,000

(1)	Mr. Horowitz was not paid a salary for the period from January 17, 2003 (inception) through March 16, 2003, and his salary compensation commenced as of March 17, 2003.
(2)	Mr. Arends joined Marchex as of May 1, 2003, and his salary compensation commenced as of that date. Mr. Arends’ initial annual base salary of $156,000 was adjusted to $135,000 upon the closing of our initial public offering in April of 2004 in accordance with his employment agreement.
*	No other compensation in excess of the lesser of either $50,000 or 10% of total annual salary and bonus.

The following table sets forth information with respect to stock options granted to our named executive officers during the fiscal year ended December 31, 2004.

Option Grants in Fiscal Year 2004

Name	Number of Securities underlying options granted	Percentage of Total Options Granted to Employees	Exercise Price Per Share	Expiration Date
Russell C. Horowitz	0	0%	N/A	N/A
Michael A. Arends	0	0%	N/A	N/A

The following table sets forth information regarding unexercised options held as of December 31, 2004, by our named executive officers.

Aggregate Option Exercises/Option Values During 2004 and Fiscal Year-End Option Values

	Number of Shares Acquired on Exercise		Number of Securities Underlying Unexercised Options At December 31, 2004		Value of Unexercised In-the- Money Options At December 31, 2004
Name	Exercised	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Russell C. Horowitz	N/A	N/A	N/A	N/A	N/A	N/A
Michael A. Arends	N/A	N/A	164,583	285,417	$2,845,829	$4,904,172

Employment Contracts with Named Executive Officers

Russell C. Horowitz

We have entered into an Executive Employment Agreement with Russell C. Horowitz, our Chief Executive Officer, effective as of January 17, 2003. The agreement with Mr. Horowitz provides for an at-will employment term and an annual base salary of $50,000. Mr. Horowitz has signed our standard confidentiality agreement, which provides, among other things, that Mr. Horowitz will not compete with us for twelve months following termination of his employment.

Michael A. Arends

We have also entered into an Executive Employment Agreement with Michael A. Arends, our Chief Financial Officer, effective as of May 1, 2003. The agreement with Mr. Arends provides for an at-will employment term and an initial annual base salary of $156,000, which was adjusted to $135,000 upon the closing of our initial public offering.

Under the agreement, Mr. Arends was granted a stock option to purchase 350,000 shares of Class B common stock at an exercise price of $3.00, subject to a four-year vesting schedule, 166,665 shares of which are designated as an incentive stock option and the remainder of which are designated as a non-qualified stock option. In addition, Mr. Arends was granted a non-qualified stock option to purchase 100,000 shares of Class B common stock at an exercise price equal to either the fair value one year from the date of the agreement or, if earlier, the initial public offering price, subject to a vesting schedule through October 31, 2007.

In the event that either: (1) Russell C. Horowitz ceases to be a Marchex employee for any reason; or (2) a change in control occurs while Mr. Arends is employed by Marchex, all options or other equity awards held by Mr. Arends with respect to our Class B common stock shall become fully vested. For purposes of this provision, a change in control occurs if one person or entity acquires control of 50% or more of our common stock entitled to vote for directors, but does not occur as a result of an acquisition by Marchex or any corporation controlled by Marchex.

Mr. Arends has the right to a severance payment in the event of termination meeting certain conditions as set forth in the employment agreement, up to a maximum payment of one year’s salary.

Mr. Arends has signed our standard confidentiality agreement, which provides, among other things, that Mr. Arends will not compete with us for twelve months following termination of his employment.

Limitations on Directors’ Liability and Indemnification Matters

As permitted by Delaware General Corporation Law, we have included in our certificate of incorporation a provision to eliminate the personal liability of our directors for monetary damages for breach or alleged breach of their fiduciary duties as directors, other than breaches of their duty of loyalty, actions not in good faith or which involve intentional misconduct, or transactions from which they derive improper personal benefit. In addition, our by-laws provide that we are required to indemnify our officers and directors under certain circumstances, including those circumstances in which indemnification would otherwise be discretionary, and we are required to advance expenses to our officers and directors as incurred in connection with proceedings against them for which they may be indemnified.

The limitations summarized above, however, do not affect our ability or the ability of our stockholders to seek non-monetary-based remedies, such as an injunction or rescission, against a director for breach of his fiduciary duty nor would such limitations limit liability under the federal securities laws. Our by-laws provide that we shall, to the extent permitted by Delaware law, indemnify and advance expenses to our currently acting and former directors, officers, employees and agents or directors, officers, employees and agents of other corporations, partnerships, joint ventures, trusts or other enterprises if serving at our request arising in connection with their acting in such capacities.

At present, we are not aware of any pending or threatened litigation or proceeding involving our directors, officers, employees or agents in which indemnification would be required or permitted.

We have also entered into indemnification agreements with each of our directors and executive officers.

Certain Relationships and Related Transactions

Organizational Transactions

Russell C. Horowitz, Ethan A. Caldwell, Peter Christothoulou, John Keister and Victor Oquendo, our initial stockholders, were involved in our initial funding and by reason of such involvement would be deemed to be acting as promoters as such term is defined by Rule 405 of Regulation C under the Act. Following our inception, in January 2003, we issued an aggregate of 12,250,000 shares of our Class A common stock to these individuals at a purchase price of $0.01 per share for a total purchase price of $122,500 and 1,000,000 shares of our Class B common stock for the benefit of Russell C. Horowitz individually or a Russell C. Horowitz–designated affiliated entity, at a purchase price of $0.01 per share for a total purchase price of $10,000.

As part of our original organization, we purchased certain property and equipment from Russell C. Horowitz and an affiliated entity for approximately $57,000 and from Ethan A. Caldwell for approximately $4,000. The original cost of the property and equipment was $70,000 and $4,000, respectively. The purchase price for such property and equipment was based on the estimated fair market value of the property and equipment as determined by our initial stockholders.

Private Placement Financing

In February and May 2003, we sold an aggregate of 6,724,063 shares of our Series A redeemable convertible preferred stock in a private placement at a purchase price of $3 per share for a total purchase price of $20,172,201. Upon the closing of our initial public offering, all outstanding shares of preferred stock automatically converted into Class B common stock and all share and per share amounts have been adjusted to reflect this conversion. The following table summarizes purchases, valued in excess of $60,000, of shares of our Series A redeemable convertible preferred stock by certain of our founding executive officers, directors, five-percent and initial stockholders and certain of their family members or permitted transferees:

Investor	Number of Shares Purchased	Aggregate Consideration
Ethan A. Caldwell	50,000	$150,000
DMC Investments, LLC(1)	100,000	$300,000
Rainwater River Authority, LLC(2)	720,000	$2,160,000
Donald J. Horowitz(3)	171,200	$513,600
Entities affiliated with Russell C. Horowitz(4)	1,488,333	$4,465,000
John Keister(5)	706,993	$2,120,980
Marcia McGreevy Lewis(6)	33,333	$100,000
Sylvia Mathews(7)	150,000	$450,000
Victor Oquendo	200,000	$600,000
Rick Thompson	833,333	$2,500,000

(1)	Dennis Cline, one of our directors, is the managing member of DMC Investments, LLC.
(2)	Hippo Beach Trust is the sole member of Rainwater River Authority, LLC. The beneficial owner of the shares held by such trust is Mr. David M. Horowitz, the brother of Mr. Russell C. Horowitz.
(3)	Mr. Donald J. Horowitz is Mr. Russell C. Horowitz’s father. These shares are held jointly with rights of survivorship with Lynda Horowitz.
(4)	The record holders of these securities consist of: (1) MARRCH Investments, LLC; and (2) Pemrose, LLC. See footnote (2) in “Security Ownership of Certain Beneficial Ownership and Management” for a description of Mr. Horowitz’s relationship to these entities. It also includes 5,000 shares issued to an Individual Retirement Account for the benefit of Mr. Horowitz.
(5)	Includes 6,160 shares issued to an Individual Retirement Account for the benefit of Mr. Keister and 65,000 shares issued to a Grantor Retained Annuity Trust, of which Mr. Keister is the grantor.
(6)	Ms. McGreevy Lewis is Mr. Keister’s mother.

(7)	Ms. Mathews is Mr. Russell C. Horowitz’s mother. Includes 58,000 shares issued to an Individual Retirement Account for the benefit of Ms. Mathews.

We believe that we have executed all of the transactions set forth above on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates, are approved by a majority of the board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Equity Compensation Plans

Stock Incentive Plan. On January 17, 2003, we adopted our 2003 stock incentive plan. The plan provides for the granting of shares of Class B common stock to employees, directors, and consultants of Marchex, its affiliates and strategic partners and provides for the following types of option grants:

•	incentive stock options within the meaning of Section 422 of the Internal Revenue Code, sometimes known as ISOs;

•	non-statutory stock options, which are options not intended to qualify as ISOs, sometimes known as non-qualified options; and

•	right to purchase shares pursuant to restricted stock purchase agreements.

Employee Stock Purchase Plan. Our 2004 employee stock purchase plan, effective on March 30, 2004, was adopted by our board of directors and approved by our stockholders on February 15, 2004. This plan will be intended to qualify under Section 423 of the Internal Revenue Code and will permit eligible employees to purchase our Class B common stock for amounts up to 15% of their compensation in offering periods under the plan. Under the purchase plan, no employee will be permitted to purchase stock worth more than $25,000 in any calendar year, valued as of the first day of each offering period. We have authorized an aggregate of 300,000 shares of our Class B common stock for issuance under the purchase plan to participating employees.

The purchase plan will provide for offering periods which shall be determined by the board of directors. Eligible participants may purchase Class B common stock under the purchase plan at a price equal to the lesser of 85% of the fair value on the first day of an offering period or 85% of the fair value on the last day of an offering period.

Equity Compensation Plan Information as of December 31, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders
2003 stock incentive plan(1)	4,409,570	$6.06 per share	444,761
2004 employee stock purchase plan	26,735	$9.17	273,265
Stand-alone options and warrants not approved by security holders(2)	120,000	$8.45	N/A

Total	4,556,305	$6.06 to $9.17	718,026

(1)

We have reserved 6,288,901 shares of Class B common stock for issuance under our 2003 stock incentive plan, of which an increase of 1,274,948 to the authorized number of shares available under the plan occurred on January 1, 2005 as a result of the “evergreen provision” under the plan. The “evergreen provision”

provides for annual increases in the number of shares available for issuance under the plan, on the first day of our fiscal year, equal to 5% of the outstanding shares of Class B common stock (including any shares of Class B common stock issuable upon conversion of any outstanding capital stock) on such date.

(2)	In connection with our initial public offering in April 2004 we granted warrants to the underwriters in that offering to purchase an aggregate of 120,000 shares of Class B common stock upon exercise thereof at an exercise price of $8.45 per share. The warrants are exercisable over a four year period commencing on April 5, 2005 and ending April 5, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership. Directors, officers and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on review of the copies of such reports the Company has received, or written representations that no other reports were required for those persons, the Company believes that its officers and directors complied with all applicable filing requirements applicable in 2004.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the SEC. Proposals of stockholders of the Company intended to be presented for consideration at our 2006 Annual Meeting of Stockholders must be received by the Company no later than December 18, 2005 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholder proposals should be addressed to the attention of the Company’s General Counsel, 413 Pine Street, Suite 500, Seattle, Washington 98101.

ANNUAL REPORT ON FORM 10-K

A copy of Marchex’s annual report on Form 10-KSB for the year ended December 31, 2004, including its financial statements for the year ended December 31, 2004, accompanies this proxy statement and is also available for download or review by visiting www.marchex.com/ir.html. An additional copy of such annual report on 10-KSB (without exhibits) will be furnished without charge and a copy of any or all exhibits to such annual report on Form 10-KSB will be furnished for a fee which will not exceed our reasonable expenses in furnishing exhibits upon request by any stockholder to Marchex Investor Relations, 413 Pine Street, Suite 500, Seattle, WA 98101, or by calling (206) 331-3600.

DELIVERY OF THIS PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, brokers with account holders who are Company stockholders may be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to Marchex Investor Relations, 413 Pine Street, Suite 500, Seattle, WA 98101 or by calling (206) 331-3600.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

The Company’s stock transfer agent and registrar is Mellon Investor Services LLC, 520 Pine Street, Suite 1220, Seattle, WA 98101, (206) 674-3033.

By order of the Board of Directors,

Ethan A. Caldwell

Secretary

Appendix A

CHARTER FOR THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF MARCHEX, INC.

Purpose

The Board of Directors (the “Board”) of Marchex, Inc. (the “Company”) has established an Audit Committee (the “Committee”) whose role is to assist the Board in oversight and monitoring of: (i) the quality and integrity of the Company’s financial statements and related disclosure; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent accountants, including their qualification and independence; (iv) the Company’s system of internal controls; and (v) the auditing, accounting and financial reporting process in general.

The Committee does not prepare financial statements or perform audits, and its members are not accountants or certifiers of the Company’s financial statements. It is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with Generally Accepted Accounting Principles and applicable rules and regulations. The Committee serves a board level oversight role through which it provides advice, counsel and direction to management and the independent accountants on the basis of information it receives, discussions with accountants and its members” experience in business, financial and accounting matters. It is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent accountants or to ensure that the Company complies with all laws and regulations and its code of ethics.

Nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

Committee Membership

The Committee shall consist of a minimum of three members of the Board, each of whom shall meet the independence requirements of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. (“Nasdaq”) then in effect. Each member shall be financially literate, in accordance with the Nasdaq Audit Committee requirements, and at least one member will have (i) past employment experience in finance or accounting; (ii) requisite professional certification in accounting; or (iii) other comparable experience or background. At least one member of the Committee shall meet the definition of an Audit Committee Financial Expert, in accordance with the Securities and Exchange Commission rules and regulations. All determinations regarding independence, financial literacy and qualification as an Audit Committee Financial Expert shall be made by the Board of Directors.

The Board shall appoint one member of the Committee to act as its Chair. The members of the Committee will be appointed by the Board. The members of the Committee will serve at the discretion of the Board. The members of the Committee shall serve terms of one year, and shall be eligible for re-appointment.

Committee Duties and Responsibilities

In carrying out its duties and responsibilities, the Committee’s policies and procedures shall remain flexible, so that it may be in the best position to react and respond to changing circumstances or conditions. The following offers guidelines regarding the Committee’s duties and responsibilities.

The Committee shall:

A. Charter Review

•	Review and reassess the adequacy of this Charter each year. Submit the Charter to the Board for approval and publish the document as required by law or Securities and Exchange Commission rules.

B. With respect to the Independent Auditor

•	Appoint, compensate and oversee the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

•	Pre-approve all audit and non-audit services to be provided to the Company by the independent auditors (except for certain de minimus actions permitted under the Securities and Exchange Commission rules and regulations) and review and approve disclosures with respect to non-audit services. The Committee shall have the sole authority to approve the hiring and firing of the independent auditors and all fees and terms of audit and non-audit engagements with the independent auditors, in each case as may be permissible and compatible with the auditors” independence.

•	Review and provide guidance with respect to the external audit and the Company’s relationship with its independent auditors by: (i) reviewing the independent auditors” proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) ensuring that the independent auditors submit to the Committee on an annual basis a formal written statement delineating all relationships and services that may impact the objectivity and independence of the independent auditors; and (iv) reviewing reports submitted to the Committee by the independent auditors in accordance with the applicable Securities and Exchange Commission requirements. An accounting firm may not perform any audit service for the Company if a Chief Executive Officer, Chief Financial Officer, Controller or chief accounting officer of the Company was employed by that firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of initiation of the audit.

•	Obtain and review a timely report to the Committee regarding: (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management; (iii) ramifications of the use of such alternative and the treatment preferred by the auditor; and (iv) any other material written communications between the auditor and management.

•	Periodically discuss with the independent auditors: (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting; and (ii) the completeness and accuracy of the Company’s financial statements.

•	Review the experience and qualifications of the senior members of the independent auditor team.

•	Review and concur with the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

•	Review the performance of the independent auditors on an annual basis.

C. With respect to Financial Reporting

•	Review the Company’s audited financial statements and the documents containing such filings, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial

Condition and Results of Operations”, prior to filing or distribution. Include in such review discussion with management and independent auditors of significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards or rules.

•	Review and discuss with management, the Company’s internal procedures.

•	In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Assess significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditor together with management’s responses.

•	Prior to issuing quarterly financial statements, review those statements and the related filings with management and the independent auditors and consider any items required to be communicated by the independent auditors in accordance with the Statements on Auditing Standards No. 61.

•	Review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the independent accountant the independent accountant’s independence.

•	Review the Company’s management report on internal controls over financial reporting disclosure requirements, which explains the management’s responsibility for maintaining an internal control structure and assesses the effectiveness of the internal control structure for the past year, to be contained in the Company’s Annual Report on Form 10-K. Review the independent auditor’s attestation to and report on management’s assessment.

•	Review with management and the independent auditor any material changes to the Company’s accounting principles and practices.

•	Review with management and the independent auditor any significant changes required in the independent auditor’s audit plan. Provide a report for inclusion in the Company’s proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission.

•	Oversee compliance with the requirements of the Securities and Exchange Commission for disclosure of auditors” services and audit committee member qualifications and activities.

D. With respect to Internal Controls

•	Coordinate the Board’s oversight of the Company’s internal accounting controls for financial reporting, the Company’s disclosure controls and procedures and the Company’s code of conduct.

•	Review the independent auditor’s communication of any material weaknesses in internal controls, and assess the adequacy of management’s corrective action.

•	Review and approve the internal audit plan and enable direct communication between the Committee and the finance department.

•	Review and approve all related party transactions required to be disclosed by Item 404 of Regulation S-K.

•	Receive and review the reports of the Chief Executive Officer and the Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act and Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

•	Establish procedures for: (i) the receipt, retention and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or other governmental agencies.

E. With respect to Other Responsibilities

•	Provide an open avenue of communication between the independent auditor and the Board.

•	Review the Committee’s structure, processes and membership requirements at least once a year.

•	Report Committee actions to the Board with such recommendations as the Committee deems appropriate.

•	Review and approve in advance any proposed related party transactions and report to the full Board on any approved transactions.

•	Annually evaluate the Committee’s performance of its responsibilities.

•	Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.

Meetings

The Committee shall meet at such times as it determines to be necessary or appropriate, but not less than four times per year. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee shall keep minutes of its proceedings that shall be signed by the person whom the Chair designates to act as secretary of the meeting. The minutes of a meeting shall be approved by the Committee at its next meeting, shall be available for review by the entire Board, and shall be filed as permanent records with the Secretary of the Company. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone, remote communication or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee shall be authorized to adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Bylaws of the Company; or (iii) applicable law.

The Committee will meet separately with each of the Chief Executive Officer and the Chief Financial Officer at least annually to review the Company’s financial affairs. As necessary or desirable, the Chair may request that members of management and representatives of the independent auditors be present at meetings of the Committee.

Members of the Committee are expected to use all reasonable efforts to attend each meeting.

Reporting

The Committee shall prepare and, through its Chair, submit periodic reports of the Committee’s work and findings to the Board of Directors; the Committee shall include recommendations for Board action when appropriate.

Authority

The Committee shall have the funding, resources and authority necessary to discharge its duties and responsibilities, including the funding and authority to compensate audit firms or other advisors and for other ordinary administrative expenses that are necessary or appropriate in carrying out its duties. The Committee shall also have authority to retain outside counsel or other experts or consultants, as it deems appropriate.

The Committee shall have the authority to investigate any activity of the Company within its scope of responsibilities and shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall have the authority to form and delegate responsibilities to subcommittees, as may be necessary or appropriate.

Publication

The Company shall make this Charter freely available to shareholders on request and shall publish it on the Company’s Website.

This Charter is intended to provide a set of guidelines for the effective functioning of the Audit Committee. Subject to Board approval, the Committee may at any time modify or amend (i) this Charter, and (ii) the authority and responsibilities of the Committee set forth herein.

PROXY PROXY

MARCHEX, INC.

CLASS B COMMON STOCK

ANNUAL MEETING OF STOCKHOLDERS, MAY 19, 2005

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF MARCHEX, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 19, 2005 and the Proxy Statement, and appoints Michael A. Arends and Ethan Caldwell, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Class B common stock of Marchex, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entities, at the Annual Meeting of Stockholders of the Company to be held at the Grand Hyatt, 721 Pine Street, Seattle Washington, on May 19, 2005 at 10:00 a.m. Pacific Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below and on the reverse side. Please mark, date, sign and return this proxy promptly in the enclosed envelope.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Please

Mark Here

for Address

Change or

Comments

SEE REVERSE SIDE

FOR

ALL

WITHHOLD

ALL

FOR ALL

EXCEPT

1. To elect five directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified:

01 Russell C. Horowitz

02 John Keister

03 Dennis Cline

04 Jonathan Fram

05 Rick Thompson

FOR AGAINST ABSTAIN

2. To ratify the appointment of KPMG LLP as independent accountants of the Company for the fiscal year ending December 31, 2005.

3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote IN FAVOR OF the directors listed above and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.

To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below:

Please indicate if you plan to attend this meeting

Signature Signature Date

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet

http://www.proxyvoting.com/mchx

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at www.marchex.com